                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


COLLECTIONS

                                                                                                                        DOLLARS
Payments received                                                                                                    59,127,822.63
                     Plus / (Less) :
                                            Net Servicer Advances                                                        82,574.85
                                            Investment Earnings on funds in the
                                              Collection Account                                                         71,676.41
                                                                                                                    --------------
Net Collections                                                                                                      59,282,073.89
                     Plus / (Less) :
                                            Funds in Spread Account                                                  13,538,784.00
                                                                                                                    --------------
Total Available Funds                                                                                                72,820,857.89
                                                                                                                    ==============


DISTRIBUTIONS

                     Servicing Fee                                                                  1,408,480.00
                     Trustee and Other Fees                                                             4,346.57
                                                                                               ------------------

Total Fee Distribution                                                                                                1,412,826.57

                     Note Interest Distribution Amount - Class A-1                   64,632.86
                     Note Interest Distribution Amount - Class A-2                  871,208.33
                     Note Interest Distribution Amount - Class A-3                  498,750.00
                     Note Interest Distribution Amount - Class A-4                1,014,062.50
                                                                                --------------
                                                                                  2,448,653.69

                     Note Principal Distribution Amount - Class A-1              55,455,372.17
                     Note Principal Distribution Amount - Class A-2                       0.00
                     Note Principal Distribution Amount - Class A-3                       0.00
                     Note Principal Distribution Amount - Class A-4                       0.00
                                                                                --------------
                                                                                 55,455,372.17

Total Class A Interest and Principal Distribution                                                                    57,904,025.86

                     Note Interest Distribution Amount - Class B-1                  143,906.25
                     Note Principal Distribution Amount - Class B-1                       0.00
                                                                                --------------

Total Class B Interest and Principal Distribution                                                                       143,906.25

                     Note Interest Distribution Amount - Class C-1                  170,000.00
                     Note Principal Distribution Amount - Class C-1                       0.00
                                                                                --------------

Total Class C Interest and Principal Distribution                                                                       170,000.00

                     Note Interest Distribution Amount - Class D-1                  153,156.25
                     Note Principal Distribution Amount - Class D-1                       0.00
                                                                                --------------

Total Class D Interest and Principal Distribution                                                                       153,156.25

                     Spread Account Deposit                                                                          13,036,942.96
                                                                                                                    --------------

Total Distributions                                                                                                  72,820,857.89
                                                                                                                    ==============

                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004



PORTFOLIO DATA:

                                                                           # of loans
      Beginning Aggregate Principal Balance                                  88,017                           1,352,141,194.19

          Less:                             Principal Payments                            (22,540,970.11)
                                            Full Prepayments                 (1,987)      (22,025,454.50)
                                            Partial Prepayments                   -                    -
                                            Liquidations                       (266)       (3,880,473.18)
                                                                                          --------------
                                                                                                                (48,446,897.79)
                                                                                                              ----------------
      Ending Aggregate Principal Balance                                     85,764                           1,303,694,296.40
                                                                                                              ================

Ending Outstanding Principal Balance of Notes                                                                 1,248,516,547.12
Overcollateralization Amount                                                                                     55,177,749.28
Overcollateralization Level                                                                                              4.23%

OTHER RELATED INFORMATION:

Spread Account:

                     Beginning Balance                                                     13,521,411.94
                           Investment earnings on funds in spread account                      17,372.06
                           Less: Funds included in Total Available Funds                  (13,538,784.00)
                           Deposits                                                        13,036,942.96
                           Reductions                                                                  -
                                                                                          --------------
                     Ending Balance                                                                              13,036,942.96

                     Beginning Initial Deposit                                             22,500,000.00
                           Repayments                                                                  -
                                                                                          --------------
                     Ending Initial Deposit                                                                      22,500,000.00


Modified Accounts:
                     Principal Balance                                                              0.00                  0.00
                     Scheduled Balance                                                              0.00                  0.00

Servicer Advances:
                     Beginning Unreimbursed Advances                                        1,104,562.79
                     Net Advances                                                              82,574.85
                                                                                          --------------
                                                                                                                  1,187,137.64

Net Charge-Off Data:
                     Charge-Offs                                                            2,757,771.85
                     Recoveries                                                              (531,655.58)
                                                                                          --------------
                     Net Charge-Offs                                                                              2,226,116.27

Delinquencies (P&I):                                                       # of loans
                     30-59 Days                                              1,319         13,919,997.95
                     60-89 Days                                                329          3,371,738.27
                     90-119 Days                                               105          1,094,549.96
                     120 days and over                                           1              4,960.85

Repossessions                                                                   61            626,104.26

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                  -                                          -

Cumulative Charge-Off Percentage                                                                                         0.15%

WAC                                                                                                                   10.8574%
WAM                                                                                                                     59.137

                        WFS FINANCIAL 2004-2 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


===================================================================================================================================
                                   BEGINNING         NOTE MONTHLY                        TOTAL
                 ORIGINAL         OUTSTANDING          PRINCIPAL          PRIOR         PRINCIPAL          PRINCIPAL       CURRENT
                PRINCIPAL          PRINCIPAL         DISTRIBUTABLE      PRINCIPAL     DISTRIBUTABLE      DISTRIBUTION     PRINCIPAL
  CLASSES        BALANCE            BALANCE             AMOUNT          CARRYOVER        AMOUNT             AMOUNT        CARRYOVER
===================================================================================================================================
    A-1       240,000,000.00       66,471,919.29     55,455,372.17          0.00     55,455,372.17      55,455,372.17        0.00


    A-2       515,000,000.00      515,000,000.00              0.00          0.00              0.00               0.00        0.00


    A-3       210,000,000.00      210,000,000.00              0.00          0.00              0.00               0.00        0.00


    A-4       343,750,000.00      343,750,000.00              0.00          0.00              0.00               0.00        0.00


    B-1        56,250,000.00       56,250,000.00              0.00          0.00              0.00               0.00        0.00


    C-1        63,750,000.00       63,750,000.00              0.00          0.00              0.00               0.00        0.00


    D-1        48,750,000.00       48,750,000.00              0.00          0.00              0.00               0.00        0.00
===================================================================================================================================
   TOTAL    1,477,500,000.00    1,303,971,919.29     55,455,372.17          0.00     55,455,372.17      55,455,372.17        0.00
===================================================================================================================================




=================================================
                   REMAINING           TOTAL
                   OUTSTANDING        PRINCIPAL
                   PRINCIPAL        AND INTEREST
  CLASSES           BALANCE         DISTRIBUTION
=================================================
    A-1          11,016,547.12     55,520,005.03


    A-2         515,000,000.00        871,208.33


    A-3         210,000,000.00        498,750.00


    A-4         343,750,000.00      1,014,062.50


    B-1          56,250,000.00        143,906.25


    C-1          63,750,000.00        170,000.00


    D-1          48,750,000.00        153,156.25
=================================================
   TOTAL      1,248,516,547.12     58,371,088.36
=================================================



===================================================================================================================================
                        NOTE MONTHLY                      TOTAL
                          INTEREST         PRIOR         INTEREST          INTEREST          CURRENT        DEFICIENCY      POLICY
  NOTE     INTEREST    DISTRIBUTABLE     INTEREST      DISTRIBUTABLE      DISTRIBUTION      INTEREST          CLAIM         CLAIM
CLASSES      RATE          AMOUNT        CARRYOVER        AMOUNT            AMOUNT          CARRYOVER         AMOUNT        AMOUNT
===================================================================================================================================
  A-1      1.16680%        64,632.86        0.00         64,632.86         64,632.86            0.00           0.00           0.00

  A-2      2.03000%       871,208.33        0.00        871,208.33        871,208.33            0.00           0.00           0.00

  A-3      2.85000%       498,750.00        0.00        498,750.00        498,750.00            0.00           0.00           0.00

  A-4      3.54000%     1,014,062.50        0.00      1,014,062.50      1,014,062.50            0.00           0.00           0.00

  B-1      3.07000%       143,906.25        0.00        143,906.25        143,906.25            0.00           0.00           0.00

  C-1      3.20000%       170,000.00        0.00        170,000.00        170,000.00            0.00           0.00           0.00

  D-1      3.77000%       153,156.25        0.00        153,156.25        153,156.25            0.00           0.00           0.00
===================================================================================================================================
 TOTAL                  2,915,716.19        0.00      2,915,716.19      2,915,716.19            0.00           0.00           0.00
===================================================================================================================================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004




Detailed Reporting

   See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of September 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated May 01, 2004.



                                    --------------------------------------------
                                    Lori Bice
                                    Assistant Vice President
                                    Director Technical Accounting



                                    --------------------------------------------
                                    Susan Tyner
                                    Vice President
                                    Assistant Controller